Background Information and Reverse Stock Split (Details Narrative)	Nov. 01, 2019
Background Information And Reverse Stock Split
Reverse Stock Split	On November 21, 2019, the Company effected a 1:125 reverse stock split of the Company's common stock. The reverse split combined each 125 shares of the Company's issued and outstanding common stock into 1 share of the common stock. No fractional shares were issued in connection with the reverse split, and any fractional shares resulting from the reverse split were rounded up to the nearest whole share. Unless the context otherwise requires, all references in these financial statements to shares of the Company's common stock, including prices per share of its common stock reflect the Reverse Stock Split.